                                                                  EXHIBIT 10.116


                ASSIGNMENT OF INTEREST IN EAST WEST RESORTS, LLC

                                 (CDMC to COPI)

         This Assignment of Interest in East West Resorts, LLC (this "Assignment") is made by and between Crescent Development Management Corp., a Delaware corporation ("Assignor"), and COPI Colorado, L.P., a Delaware limited partnership ("Assignee"), with respect to East West Resorts, LLC, a Delaware limited liability company ("Company").

         1. Assignee hereby covenants, warrants, and represents to Assignor and the Company that (a) Assignee has undertaken such independent due diligence activities that it felt necessary in order to determine the viability of the Company's current and proposed activities and (b) Assignee acknowledges that no warranties or representations, express or implied, have been made by Assignor or the Company except as expressly set forth herein.

         2. Assignor covenants, represents and warrants to Assignee that (a) it is the owner of the Interest in the Company being conveyed hereby; (b) it has the unrestricted right and power to convey the Interest to Assignee; and (c) it is conveying same to Assignee, free and clear of all liens, encumbrances and other burdens of every nature whatsoever.

         3. Assignee accepts and agrees to be bound by the terms and conditions of the Third Amended and Restated Operating Agreement of the Company dated July 1, 1999 (the "Operating Agreement"), including the obligation to arbitrate disputes as set forth in the Operating Agreement and the Arbitration Agreement attached thereto.

         4. Based on and in reliance upon the foregoing, Assignor does hereby transfer, assign and convey to Assignee 10% of its Common Interest and Preferred Interest in the Company, including the capital account and membership rights related thereto, and does hereby bind itself, its heirs, successors and assigns, to warrant and forever defend, all and singular, title to the interests and rights herein assigned to Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor.

         5. Notwithstanding the last paragraph of Section 13.4 of the Operating Agreement, this Assignment shall be effective as of 11:58 p.m. on December 31, 2000 (the "Effective Time").

         6. By signing below, the Company, the Manager, and the other Members make the waivers, acknowledgements, consents and agreements set forth below.

         7. This Assignment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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

         EXECUTED on December 28, 2000, to be effective as of the Effective
Time.


                                   ASSIGNOR:

                                   CRESCENT DEVELOPMENT MANAGEMENT CORP.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   ASSIGNEE:

                                   COPI COLORADO, L.P.

                                   By:   Crescent Operating, Inc., its general
                                         partner


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------




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

WAIVER, ACKNOWLEDGEMENT, CONSENT AND AGREEMENT:

         The Company and the Manager hereby (i) waive the conditions set forth in Section 13.4[a] and [b] of the Operating Agreement, (ii) acknowledge and agree that this Assignment satisfies the conditions set forth in Section 13.4[c] and[d] of the Operating Agreement, (iii) consent to the admission of Assignee as a substitute Member of the Company, and (iv) notwithstanding the last paragraph of Section 13.4 of the Operating Agreement, the Company and the Manager acknowledge and agree that this Assignment shall be effective as of the Effective Time.


COMPANY:

EAST WEST RESORTS, LLC.

By:      East West Resorts Management III, LLC, its Manager

         By:      HF Holdings Corp., its Manager



                  By:
                     ------------------------------------------
                     Harry H. Frampton, III, President


MANAGER:

EAST WEST RESORTS MANAGEMENT III, LLC.

By:      HF Holdings Corp., its Manager



         By:
            ---------------------------------------------------
             Harry H. Frampton, III, President





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

WAIVER AND AGREEMENT:

         The undersigned members of the Company hereby (i) waive their right of first refusal set forth in Section 13.3 of the Operating Agreement with respect to this Assignment and (ii) notwithstanding the last paragraph of Section 13.4 of the Operating Agreement, acknowledge and agree that this Assignment shall be effective as of the Effective Time.


EAST WEST RESORTS MANAGEMENT, INC.



By:
   ---------------------------------------------------
   Harry H. Frampton, III, President


EAST WEST RESORTS MANAGEMENT III, LLC.

By:      HF Holdings Corp., its Manager



         By:
            ------------------------------------------
            Harry H. Frampton, III, President


HF MANAGEMENT, LLC



By:
   --------------------------------------------------
   Harry H. Frampton, III, Manager




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

                ASSIGNMENT OF INTEREST IN EAST WEST RESORTS, LLC

                                (COPI to CDMC II)

         This Assignment of Interest in East West Resorts, LLC (this "Assignment") is made by and between COPI Colorado, L.P., a Delaware limited partnership ("Assignor"), and Crescent Development Management Corp. II, a Delaware corporation ("Assignee"), with respect to East West Resorts, LLC, a Delaware limited liability company ("Company").

         1. Assignee hereby covenants, warrants, and represents to Assignor and the Company that (a) Assignee has undertaken such independent due diligence activities that it felt necessary in order to determine the viability of the Company's current and proposed activities and (b) Assignee acknowledges that no warranties or representations, express or implied, have been made by Assignor or the Company except as expressly set forth herein.

         2. Assignor covenants, represents and warrants to Assignee that (a) it is the owner of the Interest in the Company being conveyed hereby; (b) it has the unrestricted right and power to convey the Interest to Assignee; and (c) it is conveying same to Assignee, free and clear of all liens, encumbrances and other burdens of every nature whatsoever.

         3. Assignee accepts and agrees to be bound by the terms and conditions of the Third Amended and Restated Operating Agreement of the Company dated July 1, 1999 (the "Operating Agreement"), including the obligation to arbitrate disputes as set forth in the Operating Agreement and the Arbitration Agreement attached thereto.

         4. Based on and in reliance upon the foregoing, Assignor does hereby transfer, assign and convey to Assignee 100% of its Common Interest and Preferred Interest in the Company, including the capital account and membership rights related thereto, and does hereby bind itself, its heirs, successors and assigns, to warrant and forever defend, all and singular, title to the interests and rights herein assigned to Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor.

         5. Notwithstanding the last paragraph of Section 13.4 of the Operating Agreement, this Assignment shall be effective as of 11:59 p.m. on December 31, 2000 (the "Effective Time").

         6. By signing below, the Company, the Manager, and the other Members make the waivers, acknowledgements, consents and agreements set forth below.

         7. This Assignment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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

         EXECUTED on December 29, 2000, to be effective as of the Effective
Time.

                                    ASSIGNOR:

                                    COPI COLORADO, L.P.

                                    By:      Crescent Operating, Inc., its
                                             general partner



                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                    ASSIGNEE:

                                    CRESCENT DEVELOPMENT MANAGEMENT CORP. II



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------





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

WAIVER, ACKNOWLEDGEMENT, CONSENT AND AGREEMENT:

         The Company and the Manager hereby (i) waive the conditions set forth in Section 13.4[a] and [b] of the Operating Agreement, (ii) acknowledge and agree that this Assignment satisfies the conditions set forth in Section 13.4[c] and[d] of the Operating Agreement, (iii) consent to the admission of Assignee as a substitute Member of the Company, and (iv) notwithstanding the last paragraph of Section 13.4 of the Operating Agreement, the Company and the Manager acknowledge and agree that this Assignment shall be effective as of the Effective Time.


COMPANY:

EAST WEST RESORTS, LLC.

By:      East West Resorts Management III, LLC, its Manager

         By:      HF Holdings Corp., its Manager



                  By:
                     ------------------------------------------
                     Harry H. Frampton, III, President


MANAGER:

EAST WEST RESORTS MANAGEMENT III, LLC.

By:      HF Holdings Corp., its Manager



         By:
            ---------------------------------------------------
            Harry H. Frampton, III, President






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

WAIVER AND AGREEMENT:

         The undersigned members of the Company hereby (i) waive their right of first refusal set forth in Section 13.3 of the Operating Agreement with respect to this Assignment and (ii) notwithstanding the last paragraph of Section 13.4 of the Operating Agreement, acknowledge and agree that this Assignment shall be effective as of the Effective Time.


EAST WEST RESORTS MANAGEMENT, INC.



By:
   ---------------------------------------------------
    Harry H. Frampton, III, President


EAST WEST RESORTS MANAGEMENT III, LLC.

By:      HF Holdings Corp., its Manager



         By:
            ------------------------------------------
            Harry H. Frampton, III, President


HF MANAGEMENT, LLC



By:
   --------------------------------------------------
   Harry H. Frampton, III, Manager






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

                  ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT (this "Agreement") dated as of December 31, 2000, by and among CRESCENT DEVELOPMENT MANAGEMENT CORP., a Delaware corporation ("CDMC"), CRESCENT DEVELOPMENT MANAGEMENT CORP. II, a Delaware corporation ("CDMC II"), and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Lender").

                                    RECITALS:

         WHEREAS, Lender and CDMC entered into a Credit Agreement dated as of January 1, 1998 (the "Credit Agreement"), whereby Lender extended to CDMC a line of credit loan (the "1998 Loan"), in a maximum aggregate principal amount at any one time outstanding not to exceed $22,920,000, pursuant to a Credit Note dated January 1, 1998 (the "1998 Credit Note") made by CDMC payable to Lender, the proceeds of which were used from time to time exclusively for working capital purposes of CDMC in order to provide funds for making capital contributions to East West Resorts, LLC, a Delaware limited liability company (the "Company");

         WHEREAS, Lender also extended CDMC a loan (the "1996 Term Loan") in the amount of $3,100,000 pursuant to a Promissory Note dated February 29, 1996 (the "1996 Term Note") made by CDMC payable to Lender;

         WHEREAS, payment of the 1998 Loan and the 1996 Term Loan is secured by all of CDMC's interest in the Company ("Membership Interest") pursuant to an Amended and Restated Security Agreement dated January 1, 1998 between Lender and CDMC (the "Security Agreement");

         WHEREAS, effective as of 11:58 p.m. on December 31, 2000, CDMC desires to transfer 10% of its Membership Interest to COPI Colorado, L.P., a Delaware limited partnership ("COPI Colorado"), and 90% of its Membership Interest to Lender, in their capacities as shareholders of CDMC, in each case subject to the 1998 Loan and the 1996 Term Loan, and in the case of Lender, without merger of the 1998 Loan or the 1996 Term Loan;

         WHEREAS, effective as of 11:59 p.m. on December 31, 2000, COPI Colorado and Lender desire to transfer all of their respective Membership Interest to CDMC II, in each case subject to the 1998 Loan and the 1996 Term Loan;

         WHEREAS, as of 11:59 p.m., December 31, 2000, the outstanding principal balance of the 1998 Loan is $17,378,572 and the accrued and unpaid interest on the 1998 Loan is $2,112,471.46, which accrued interest will not be paid by CDMC but, instead, will be added to the outstanding principal balance of the 1998 Loan on January 1, 2001;

         WHEREAS, as of 11:59 p.m., December 31, 2000, the outstanding principal balance of the 1996 Term Loan is $2,350,000 and the accrued and unpaid interest on the 1996 Term Loan is $72,019.22, which accrued interest will be paid by CDMC;



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

         WHEREAS, Lender has agreed to consent to the above-described transfers of the Membership Interest subject to CDMC II's assumption of the obligations under the Credit Agreement, the 1996 Term Note, the 1998 Credit Note and the Security Agreement; and

         WHEREAS, in connection with the transactions described herein, the parties hereto desire to make the assignment and assumption and grant the consent more particularly described herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Recitals. The recitals set forth herein are true and accurate and are incorporated herein by reference.

         2. Assignment and Assumption. CDMC hereby assigns to CDMC II, and CDMC II hereby assumes, all of the rights and obligations of CDMC under the Credit Agreement, the 1996 Term Note, the 1998 Credit Note and the Security Agreement. CDMC II agrees to execute such Uniform Commercial Code financing statements, change forms and continuation statements as shall be required by law and as Lender, in its sole discretion, deems necessary to maintain and continue the perfection and priority of the security interests under the Security Agreement. CDMC II represents and warrants that all things necessary to preserve the perfection and priority of the security interests under the Security Agreement have been done or will be done timely so as to preserve such perfection and priority of such security interests.

         3. Consent. Lender hereby acknowledges and consents to (a) the assignment of the Membership Interest from CDMC to COPI Colorado and Lender, (b) the assignment of the Membership Interest from COPI Colorado and Lender to CDMC II; (c) the assumption by CDMC II of all the obligations of CDMC under the Credit Agreement, the 1996 Term Note, the 1998 Credit Note and the Security Agreement as provided herein, and (d) all of the other transactions contemplated herein.

         4. Ratification. All of the terms, covenants, promises, warranties, representations and conditions of the Credit Agreement, the 1996 Term Note, the 1998 Credit Note, and the Security Agreement shall remain unmodified and in full force and effect, after giving effect to this Agreement.

         5. Miscellaneous.

                  (a) Headings. The headings of the articles, sections and subsections of this Agreement are for convenience and reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

                  (b) Construction. This Agreement shall be construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of laws.



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

                  (c) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives all as of the date and year first above written.

                                   CRESCENT DEVELOPMENT MANAGEMENT CORP.,
                                   a Delaware corporation


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CRESCENT DEVELOPMENT MANAGEMENT CORP. II, a Delaware corporation


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CRESCENT REAL ESTATE EQUITIES LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

                                   By:  Crescent Real Estate Equities, Ltd.,
                                        its general partner


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


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